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                                                                  EXHIBIT 10.65
                                July 27, 1997
Mr. David A. Hagelstin
1411 North Woodward Avenue
Suite 313
Birmingham, Michigan 48009

Mr. Jay F. Joliat
Joliat & Company, Inc.
1411 North Woodward
Suite 300

Birmingham, Michigan  48009

Sun Pharmaceutical Industries Limited
Synergy House, Subhanpura
Gorwa Road, Baroda, 390-007 India
Attn: Dilip Shanghvi

RE:  CARACO PHARMACEUTICAL LABORATORIES, LTD. (THE "COMPANY")

Dear Messrs. Hagelstein, Joliat and Shanghvi:

This document when countersigned by Hagelstein, Joliat, and Sun Pharmaceutical Industries Ltd. ("Sun") will constitute a binding addendum to the Caraco Pharmaceutical Laboratories, Ltd. (the "Company") contribution agreement letter dated March 27, 1997 between Messrs. Hagelstein, Joliat and Sun.

As required under the agreement Mr. Joliat contributed $150,000 which under this addendum is to be construed as the equivalent of 150,000 common shares, as all parties to the agreement concur that Mr. Joliat could have purchased 150,000 common shares in the open market for $150,000 or less at the time of the cash contribution. The remaining balance due from Mr. Joliat under the contribution agreement is $200,000 or 100,000 common shars and is to be made at Mr. Joliat's election as outlined in the lst paragraph of the contribution agreement.

Very truly yours,

CARACO PHARMACEUTICAL LABORATORIES, LTD., a Michigan corporation

/s/William R. Hurd
By:  William R. Hurd
     Its:  President


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The terms and provisions of this
letter agreement, and each of them,
are hereby accepted and approved:



/s/Jay F. Joliat                       Dated: July 27, 1997
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Jay F. Joliat, individually and
as Trustee of the Jay F. Joliat
Qualified Terminable Interest
Marital Trust u/a/d 4/8/82



/s/David A. Hagelstein                 Dated: July 27, 1997
-------------------------------------
David A. Hagelstein, individually and
as Trustee of the David Hagelstein
Trust u/a/d 10/27/93

Sun Pharmaceutical Industries Limited

By: /s/Dilip Shanghvi                  Dated: July 27, 1997
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Dilip Shanghvi
Its: Managing Partner


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